SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

20. SUBSEQUENT EVENTS

Acquisition of IP Assets

In February 2024, the Group acquired certain intellectual property assets related to “Cosmicrew” from Kunpeng, an animation production studio within Perfect World Group, including copyrights and trademarks, among others, for a total consideration of RMB64.0 million (US$9.0 million). The consideration of the transaction was determined with the assistance of an independent third-party valuation firm, and the transaction has been approved by the board of directors and the audit committee of the board of directors.

Special Cash Dividend

In February 2024, to deliver return of capital to shareholders, the Company’s board of directors approved a special cash dividend of US$0.02 per ordinary share, or US$0.10 per ADS, to holders of ordinary shares and holders of ADSs as of the close of business on March 28, 2024 New York Time, payable in U.S. dollars. The aggregate amount of the special dividend will be approximately US$5.3 million. The payment date is expected to be on or around May 8, 2024 and May 15, 2024 for holders of ordinary shares and holders of ADSs, respectively.